2. Going Concern	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern

2.	Going Concern

The Group has suffered recurring losses from operations. The Group has incurred a net loss of $6,137 from continuing operations during the year ended December 31, 2018. As of December 31, 2018, the Group had a working capital deficit of $92,648 and accumulated deficit of $570,126. Additionally, as of December 31, 2018, $41,600 of convertible bonds was due within one year.

These and other factors disclosed in these financial statements raise substantial doubt as to the Group’s ability to continue as a going concern. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Group’s obligations for a reasonable period of time.

Equity financing

The Group is actively seeking additional capital in the form of equity financing. As of April 14, 2019, the Group completed a private placement of $7,656 by issuing 6,600,000 ordinary shares. Net proceeds from the above transaction are intended to be used for expansion of the Company's global PV project activities and general corporate purposes. The Group plans to seek additional funds through equity financing.

Working Capital management

The Group sold several PV projects in Japan and United States, and is actively negotiating with the buyers to mobilize the cash collection. In addition, the Group has intention to sell the PV projects in Italy which are indeed with good value and return. The sales of these projects will expect to bring in significant amount of cash to the Group to improve liquidity and capital to reinvest into new solar projects. Except for the new PV projects in Greece and US to be acquired, the Group has been closely monitoring the Group’s capital spending level until liquidity position has improved. These initiatives aim at preserving cash and generating operating cash flows to enable the Group to repay the borrowings and accounts payable.

Cost Saving Measures

The Group has implemented certain measures with an aim to reduce its operating costs in 2018. Such measures include: 1) strictly controlling and reducing business, marketing and advertising expenses in United States and Australia; 2) relocating certain offices in United States and United Kingdom to save office rental; and 3) lowering the remuneration of the Group’s management team. The Group would continue to implement these measures in 2019 to maintain the expenditure level.

While management believes that the measures in the liquidity plan will be adequate to allow the Group to meet its liquidity and cash flow requirements within one year after the date that the financial statements are issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Group’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern. The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Group be unable to continue as a going concern.